Exhibit 99.1

PRITCHETT, SILER & HARDY, P.C.
CERTIFIED PUBLIC ACCOUNTANTS
A PROFESSIONAL CORPORATION
1438 NORTH HIGHWAY 89, SUITE 130
FARMINGTON, UTAH 84025

(801) 447-9572 FAX (801) 447-9578

July 20, 2016

Shinsuke Nakano, CEO White Fox Ventures, Inc.
387 Park Avenue South, 5th Floor New York, NY 10016

We are pleased to confirm our understanding of the services we are to provide for White Fox Ventures, Inc., for the year ended December 31, 2016.

We will audit the balance sheets of the Company as of December 31, 2016 and the related statements of operations, stockholders’ equity (deficit) and cash flows for the year then ended.

Audit Objective

The objective of an audit of the financial statements is the expression of an opinion on the financial statements. Accordingly, the objective of our audit is the expression of an opinion about whether the Company’s financial statements are fairly presented, in all material respects, in conformity with accounting principles generally accepted in the United States.

Auditor Responsibilities

We are responsible for conducting our audit of the financial statements in accordance with the standards established by the Public Company Accounting Oversight Board (PCAOB). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether caused by error or fraud. Because our audit is designed to provide reasonable, but not absolute, assurance and because we will not perform a detailed examination of all transactions, there is some risk that material misstatements of the financial statements may exist and not be detected by us. Although not absolute assurance, reasonable assurance is a high level of assurance. Also, a financial statement audit is not designed to detect error or fraud that is immaterial to the financial statements or violations of laws or governmental regulations that do not have a direct and material effect on the financial statements.

If circumstances arise in which it is necessary for us to modify the opinion in our report or to include an explanatory paragraph in our report, we will communicate the reasons for the modification or explanatory language and the revised wording of the report to management and the audit committee. If for any reason we are unable to complete our audit or are unable to form, or have not formed, an opinion, we retain the right to take any course of action permitted by professional standards or regulatory requirements, including declining to express an opinion or issue a report, or withdrawing from the engagement. In that circumstance, we will notify the audit committee and management.

Audit Procedures

Our audit of the financial statements will include tests of documentary evidence supporting the transactions recorded in the accounts, including tests of the physical existence of inventories and direct confirmation of certain assets and liabilities by correspondence with selected customers, creditors, and financial institutions. The audit will include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements; therefore, our audit will involve judgment about the number of transactions to be examined and the areas to be tested. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. In connection with our audit of the financial statements, we will obtain an understanding of internal control sufficient to plan the audit and to determine the nature, timing, and extent of audit procedures to be performed; however, an audit of the financial statements is not designed to provide assurance on internal control or to identify internal control deficiencies.

Our audit of the financial statements will also include reading the other information in the Company’s annual report and considering whether other information in the annual report (including the manner of its presentation) is materially inconsistent with information in the financial statements. However, our audit will not include procedures to corroborate such other information. We are also required to read any document, including the annual report to shareholders and filings with the SEC, that contains or incorporates by reference our audit or interim review reports, or contains any reference to us.

Review of Unaudited Quarterly Financial Information

In conjunction with the annual audit, we will also perform reviews of the Company’s unaudited quarterly financial information for each of the four quarters and the year-to-date periods in the year following the effective date of the reverse merger, which are to be included in the quarterly reports (Form 10-Q) proposed to be filed by the Company under the Securities Exchange Act of 1934. We will also review selected quarterly data specified by Item 302 of Regulation S-K, which is required to be included in the annual report (Form 10-K) proposed to be filed by the Company under the Securities Exchange Act of 1934. For the first three quarters, we will perform reviews of that information before the Form 10-Q is filed. These reviews will be conducted in accordance with the standards of the PCAOB. The objective of a review of interim financial information is to provide a basis for communicating whether we are aware of any material modifications that should be made to the interim financial information for it to conform with U.S. generally accepted accounting principles. A review is substantially less in scope that an audit conducted in accordance with PCAOB standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we will not express an opinion on the Company’s interim financial information.

A review of interim financial information consists principally of performing analytical procedures applied to financial data and making inquiries of persons responsible for financial and accounting matters. It includes obtaining sufficient knowledge of the Company’s business and its internal control as it relates to the preparation of both annual and interim financial information (1) to identify the types of potential material misstatements in the interim financial information and consider the likelihood of their potential occurrence, and (2) to select the inquiries and analytical procedures that will provide a basis for communicating whether we are aware of any material modifications that should be made to the interim financial information for it to conform with U.S. generally accepted accounting principles.

A review does not contemplate tests of accounting records or internal controls, tests of responses to inquiries by obtaining corroborating evidence, or performing certain other procedures ordinarily performed in an audit. Thus, a review does not provide assurance that we will become aware of all significant matters that would be identified in an audit and cannot be relied on to detect errors, fraud, or illegal acts. Furthermore, given the limited nature of review procedures, we may not become aware of all matters that might affect judgments about qualitative aspects of the Company’s accounting policies and procedures. Also, a review is not designed to provide assurance on internal control or to identify material weaknesses or significant deficiencies in internal control.

As agreed, we will not issue a written report on our review of the Company’s interim financial information. However, if the Company refers to the interim financial information that we have reviewed when such information is included in documents issued to shareholders or third parties, including the SEC, we are required by professional standards to issue a written report on our review, which must accompany the interim financial information in the document.

If, for any reason, we are unable to complete our reviews or are unable to obtain or have not obtained limited assurance on the interim financial information, we will communicate the circumstances to the audit committee and management.

Auditor Responsibility to Communicate with the Audit Committee and Management

We will communicate to the audit committee and management of the Company, as appropriate, any errors, fraud, or other illegal acts (unless clearly inconsequential) that come to our attention during our audit. In the case of illegal acts that, in our judgment, would have a material effect on the financial statements, we are also required to follow procedures set forth in the Private Securities Litigation Reform Act of 1995 and in Section 10A of the Securities Exchange Act of 1934, which, under certain circumstances, requires us to communicate our conclusions to the SEC. While the objective of our audit of the financial statements is not to report on the Company’s internal control and we are not obligated to search for material weaknesses or significant deficiencies as part of our audit of the financial statements, we will communicate in writing to the audit committee and management all material weaknesses and significant deficiencies relating to internal control over financial reporting identified while performing our audit. We will also communicate in writing to management all deficiencies in internal control over financial reporting that are of a lesser magnitude than significant deficiencies not previously communicated in writing by us or by others, including the Company’s internal auditors. We will also inform the audit committee when we have communicated to management all internal control deficiencies. If we conclude that the audit committee’s oversight of the Company’s external financial reporting and internal control over financial reporting is ineffective, we will communicate that conclusion in writing to the Company’s board of directors.

We are also responsible for communicating with the audit committee about certain other matters related to our audit, including (1) our audit responsibility under PCAOB standards; (2) information relating to our independence with respect to the Company; (3) an overview of our overall audit strategy, timing of the audit, and significant risks identified during our risk assessment procedures; (4) management’s initial selection of, or changes in, significant accounting policies or the application of such policies, and the effect on the Company’s financial statements or disclosures of significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or consensus or diversity in practice; (5) the Company’s critical accounting policies and practices, including the reasons certain  policies and practices are  considered critical and how current and anticipated future events might affect the determination of whether certain policies and practices are considered critical; (6) a description of the process management used to develop critical accounting estimates, management’s significant assumptions used in critical accounting estimates that have a high degree of subjectivity, and any significant changes management made to the process used to develop critical accounting estimates or management’s significant assumptions, including a description of management’s reasons for the changes and the effects of the changes on the financial statements; (7) significant transactions outside of the normal course of the Company’s business or that otherwise appear to be unusual due to their nature, timing, or size, along with the policies and practices used to account for significant unusual transactions, and our understanding of the business rationale for significant unusual transactions; (8) our evaluation of the quality of the Company’s financial reporting; (9) corrected misstatements arising from our integrated audit and the implications that such corrected misstatements might have on the Company’s financial reporting process; (10) uncorrected misstatements aggregated during the current engagement and pertaining to the latest period presented that were determined by management to be immaterial, both individually and in the aggregate; (11) if applicable, our evaluation of the Company’s ability to continue as a going concern; (12) difficult or contentious issues about which we consulted with others and that we believe are relevant to the audit committee’s oversight of the financial reporting process; (13) disagreements with management about matters, whether or not satisfactorily resolved, that could be significant to the Company’s financial statements or our report; (14) any concerns we may have related to significant auditing or accounting matters about which management has consulted with other accountants; (15) any issues discussed with management prior to our retention, including significant discussions regarding the application of accounting principles and auditing standards; (16) any significant difficulties encountered in performing the audit; and (17) other matters required to be communicated by PCAOB standards or that are significant to the oversight of the Company’s financial reporting process.

Furthermore, we are responsible for providing a copy of the management representation letter to the audit committee if management has not done so, and for communicating to the audit committee other material written communications between the auditor and management.

In connection with our reviews of the Company’s unaudited quarterly financial information, we will communicate to the audit committee and management any matters that come to our attention that we believe may require material modifications to the financial information to make it conform with accounting principles generally accepted in the United States. Further, we will communicate any significant deficiencies or material weaknesses that come to our attention.

Management Responsibilities

Management is responsible for the fair presentation of the Company’s financial statements (including disclosures) in accordance with accounting principles generally accepted in the United States, for the selection and application of accounting principles, for making all financial records and relevant information available to us on a timely basis, and for the accuracy and completeness of that information. Management also agrees that we will have unrestricted access to persons within the Company from whom we determine it necessary to obtain audit evidence and the full cooperation of Company personnel.

Management is also responsible for adjusting the financial statements to correct material misstatements relating to accounts or disclosures and affirming to us in the management representation letter that the effects of any uncorrected misstatements aggregated by us during the current engagement and pertaining to the latest period presented are immaterial, both individually and in the aggregate, to the financial statements taken as a whole. In addition, management is responsible for the design and implementation of programs and controls to prevent and detect fraud and for identifying and ensuring that the Company complies with applicable laws and regulations, and for informing us of any known material violations of such laws and regulations that would have an effect that is material to financial statement amounts or disclosures.

Management is also responsible for establishing and maintaining effective internal control over financial reporting, including monitoring activities; notifying us of all deficiencies in the design or operation of internal control over financial reporting of which it has knowledge; and describing to us any fraud resulting in a material misstatement of the financial statements and any other fraud involving senior management or employees who have a significant role in the Company’s internal control.

Management is responsible for the Company’s interim financial information and for establishing and maintaining effective internal control over financial reporting. It is also responsible for identifying and ensuring that the Company complies with the laws and regulations applicable to its activities; making all financial records and related information available to us; adjusting the interim financial information to correct material misstatements; and affirming that the effects of any uncorrected misstatements pertaining to the periods under review are immaterial, both individually and in the aggregate, to the interim financial information taken as a whole.

At the conclusion of our reviews and our audits, you agree to provide us with a letter that confirms certain representations made by management during our reviews and audits about the Company’s financial statements and related matters.

Engagement Administration, Fees, and Other

Douglas W. Child is the engagement partner and is responsible for supervising the engagement and signing the report or authorizing another individual to sign it.

We estimate that our fees for the audit period December 31, 2016 will be approximately $7,500, which includes an Engagement Quality Review charge by an independent reviewer of $350, and on an ongoing basis, we estimate our fees will be $2,500 for each of the quarterly reviews. The Company will also be billed for travel and other out- of-pocket costs such as report production, word processing, postage, etc. We will require a retainer of $2,500 upon acceptance of this arrangement letter and the terms thereof. The fee estimate and completion of our work is based on anticipated cooperation from Company personnel; timely responses to our inquiries; timely communication of all significant accounting and financial matters; and the assumption that unexpected circumstances will not be encountered during the engagement. If significant additional time is necessary, we will keep Company management informed of any problems we encounter and our fees will be adjusted accordingly. Our invoices for these fees will be rendered each month as work progresses and are payable on presentation. In accordance with our firm policies, work may be suspended if the Company’s account becomes 30 days or more overdue and will not be resumed until the account is paid in full. If we elect to terminate our services for nonpayment, our engagement will be deemed to have been completed even if we have not issued our report. The Company will be obligated to compensate us for all time expended and to reimburse us for all out-of-pocket expenditures through the date of termination.

Regarding electronic filings, management agrees that, before filing any document in electronic format with the SEC with which we are associated, we will be advised of the proposed filing on a timely basis. We will provide the Company a signed copy of our report and consent. These manually signed documents will serve to authorize the use of our name prior to the Company’s electronic transmission. Management will provide us with a complete copy of the accepted document.

The Company may wish to include or incorporate by reference our audit report on these financial statements in other documents, such as a registration statement proposed to be filed under the Securities Act of 1933 or in some other securities offering. If so, you agree not to include our audit report or make reference to our Firm without our prior permission or consent. Any agreement to perform work in connection with an offering, including an agreement to provide permission or consent, will be a separate engagement.

Any additional services that may be requested, and we agree to provide, will be the subject of separate arrangements.

The audit documentation for this engagement is the property of our firm and constitutes confidential information. However, we may be requested to make certain audit documentation available to the PCAOB, SEC, or other regulators pursuant to the authority given to them by law or regulation. If requested, access to such audit documentation will be provided under the supervision of firm personnel. Further, upon request, we may provide copies of selected audit documentation to the regulator. The regulator may intend, or decide, to distribute the copies or information contained therein to others, including other government agencies. We agree to communicate with you on a timely basis any requests by the PCAOB for access to audit documentation as part of its inspection process and when it desires direct contact with members of the audit committee.

We appreciate the opportunity to be of service and believe this letter accurately summarizes the significant terms of our engagement. If you have any questions, please let us know. If you agree with the terms of our engagement as described in this letter, please sign the enclosed copy and return it to us.

Very truly yours,

Pritchett, Siler & Hardy, P.C.

RESPONSE:

This letter correctly sets forth the understanding of White Fox Ventures, Inc.

Signature  /s/Shinsuke Nakano

Name & Title:  CEO & Director

Date: July 22, 2016